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(logo Great American Financial Resources)

Annuity Investors Life
Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.annuityinvestors.com

Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202

Phone    800-789-6771
Fax      513-412-3766

Dear Commodore Variable Annuity Contract Owner:

Thank you for choosing Annuity Investors Life Insurance Company(R) to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources(R), Inc. family of companies, and we appreciate the opportunity to serve you.

The enclosed document is the December 31, 2004 Annual Report information for the underlying investments of your Commodore(R) variable annuity contract, issued by Annuity Investors Life Insurance Company. This document is reflective of your subaccount allocation as of this date.

Please note any discussion of performance within the portfolio reports may differ from performance information reported by our company. This is because performance reported by our company includes your contract's fees and charges. Keep in mind, past performance cannot predict or guarantee future returns

If you have any questions, please contact either your investment professional or the Annuity Investors(R) Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.

Sincerely,

Great American Financial Resources

This report is for the information of owners of, and participants in, contracts issued by Annuity Investors Life Insurance Company. It is authorized for distribution to others only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free, (800) 789-6771.

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PRINCIPAL UNDERWRITER/DISTRIBUTOR:  GREAT AMERICAN   OUR SUBSIDIARIES INCLUDE: Great American Life Insurance Company(R)
ADVISORS(R), INC., member NASD, and an affiliate of                            Annuity Investors Life Insurance Company(R)
Annuity                                                                        Loyal American Life Insurance Company(SM)
Investors Life Insurance Company, 525 Vine Street,                             United Teacher Associates Insurance Company
Cincinnati,                                                                    Great American Life Assurance Company(R) of
OH 45202                                                                       Puerto Rico
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